UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2026

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Aspen Street, Suite 200C Bozeman, Montana	59715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 264-8701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for 1/15 of one share of Class A common stock at an exercise price of $172.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by PSQ Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on January 29, 2026 (the “Original Report”). The sole purpose for filing this Amendment is to provide information regarding the terms of an employment agreement entered into with Dusty Wunderlich on August 11, 2026, which was not yet finalized at the time of filing the Original Report. This Amendment supplements the Original Report and should be read in conjunction with the Original Report. No other changes have been made to the Original Report.

Item 5.02 in the Original Report is amended and restated to read as follows:

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael Seifert as Chief Executive Officer and Director

On January 27, 2026 (the “Effective Date”), Michael Seifert resigned from his positions of President and Chief Executive Officer of the Company and as a member of the board of directors of the Company (the “Board”). Mr. Seifert’s resignation was not the result of a disagreement between Mr. Seifert and the Company on any matter relating to the Company’s operation, policies, or practices.

Appointment of Dusty Wunderlich as Chief Executive Officer

On the Effective Date, the Board of the Company appointed Dusty Wunderlich to the role of Chief Executive Officer of the Company, effective as of January 27, 2026.

Employment Agreement with Dusty Wunderlich

On August 11, 2026, Mr. Wunderlich executed an employment agreement (the “Wunderlich Employment Agreement”) with the Company, effective as of the Effective Date. The Wunderlich Employment Agreement provides for the at-will employment of Mr. Wunderlich at an annual base salary of $400,000 and that he will be eligible to receive an annual discretionary performance bonus of up to 50% of his annual base salary, based on his performance and the Company’s attainment of its targeted goals, in the Company’s sole discretion, as well as his ability to participate in the Company’s employee benefit plans generally on the same basis as other similarly situated employees.

Pursuant to the Wunderlich Employment Agreement, Mr. Wunderlich also was granted 57,975 shares of restricted stock on August 11, 2026, which award will vest in full on the first anniversary of the Effective Date, subject to Mr. Wunderlich continuing to provide services to the Company through the first anniversary of the Effective Date. On August 11, 2026, the Company’s compensation committee also approved the conversion of all restricted stock units outstanding as of such date into shares of restricted stock with identical vesting conditions, including all restricted stock units held by Mr. Wunderlich.

The Wunderlich Employment Agreement provides that if his employment is terminated either (i) by the Company without Cause or (ii) by him with Good Reason (each as defined in the Wunderlich Employment Agreement), in either case within the Change in Control Period, then Mr. Wunderlich will be entitled to receive, subject to his execution and nonrevocation of a release of claims in the Company’s favor and compliance with all post-employment obligations under law or any restrictive covenant agreement with the Company or any of its affiliates, (a) a lump sum payment of (x) 15 months of base salary and (y) an amount equal to 1.25 times his target bonus for the year of termination (or, if higher, his target bonus immediately prior to the Change in Control), (b) a lump sum payment equal to 100% of his target bonus for the year of termination (or, if higher, based on the target bonus immediately prior to the Change in Control) pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, (c) COBRA health continuation for up to 15 months following his termination date or until he has secured other employment or is no longer eligible for coverage under COBRA, whichever occurs first. The Wunderlich Employment Agreement also provides that if his employment is terminated either (i) by the Company without Cause or (ii) by him with Good Reason, in either case outside the Change in Control Period, then Mr. Wunderlich will be entitled to receive, subject to his execution and nonrevocation of a release of claims in the Company’s favor and compliance with all post-employment obligations under law or any restrictive covenant agreement with the Company or any of its affiliates, (a) base salary continuation for a period of 12 months, (b) a lump sum payment equal to 100% of the bonus he would have been paid for the year of termination based on actual performance, pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, and (c) COBRA health continuation for up to 12 months. The Wunderlich Employment Agreement also provides for a modified Section 280G “cutback” such that payments or benefits that Mr. Wunderlich receives in connection with a change in control will generally be reduced to the extent necessary to avoid or mitigate the imposition of any excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), if such reduction would result in a greater after-tax payment amount to Mr. Wunderlich, subject to certain terms and conditions in the Wunderlich Employment Agreement.

The foregoing description of the Wunderlich Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Wunderlich Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1*	Employment Agreement, between PSQ Holdings, Inc. and Dusty Wunderlich, effective as of January 27, 2026.
99.1	Press Release, dated January 29, 2026 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 29, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, the exhibits and schedules to Exhibit 10.1 have been omitted from this report and will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: August 14, 2026	By:	/s/ Jim Giudice
	Name:	Jim Giudice
	Title:	Chief Legal Officer